                                                                   EXHIBIT 23.10


                          CONSENT OF DIRECTOR NOMINEE

The undersigned hereby consents to the reference of the undersigned as a director of Park Place Entertainment Corporation (the "Company") in the Company's Registration Statement on Form S-4 and any amendment thereto.


Dated: October 13, 1998



                                                 /s/ BARRON HILTON
                                     -----------------------------------------
                                                   Barron Hilton